UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2018 (July 31, 2017)

EMARINE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Fl.

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K (this “Amendment”) is being filed by eMarine Global Inc., a Nevada corporation (the “Company”) for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 1, 2017 (the “Original Report”) and the amendment thereto filed by the Company with the SEC on October 6, 2017 (the “Amendment No. 1”).

This Amendment is being filed to include audited financial statements of the e-Marine Co., Ltd., a wholly-owned subsidiary of the Company, for the fiscal year ended December 31, 2016, which have been revised solely to reflect a classification of certain accounts in the financial statements.

Any information required to be set forth in the Original Report and Amendment No. 1 which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Report or Amendment No. 1 and the Company has not updated any information contained therein to reflect the events that have occurred since the date of Amendment No. 1. Accordingly, this Amendment should be read in conjunction with the Original Report and Amendment No. 1.

Item 9.01 Financial Statements And Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of e-Marine Co., Ltd, as of December 31, 2016 and for the year then ended, and the notes thereto, including the related report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Amendment.

(d) Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Financial Statements of the Business Acquired (e-Marine Co., Ltd.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMARINE GLOBAL INC.

Dated: May 29 , 2018	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer